UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2018
_________________________

ILLINOIS TOOL WORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

155 Harlem Avenue, Glenview, IL		60025
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 847-724-7500

Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on May 4, 2018 for the purposes of (i) electing the eleven directors named in the Company’s proxy statement to hold office until the next annual meeting of stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year; (iii) approving, on an advisory basis, a resolution approving executive compensation of the named executive officers as disclosed in the proxy statement; (iv) considering a stockholder proposal to change the threshold to call special stockholder meetings; and (v) considering a stockholder proposal to set company-wide greenhouse gas emissions targets.

All eleven nominees for director as named in the Company’s proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Election of Directors
Daniel J. Brutto	268,208,651	939,684	418,644	34,327,657
Susan Crown	265,343,498	3,824,405	399,076	34,327,657
James W. Griffith	267,698,250	1,443,405	425,324	34,327,657
Jay L. Henderson	268,014,577	1,142,478	409,924	34,327,657
Richard H. Lenny	266,143,349	2,840,018	583,612	34,327,657
E. Scott Santi	260,350,738	7,853,432	1,362,809	34,327,657
James A. Skinner	260,940,698	7,797,785	828,496	34,327,657
David B. Smith, Jr.	267,729,964	1,458,300	378,715	34,327,657
Pamela B. Strobel	268,412,241	776,229	378,509	34,327,657
Kevin M. Warren	267,641,727	1,546,792	378,460	34,327,657
Anré D. Williams	267,734,755	1,458,754	373,470	34,327,657

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2018 fiscal year was ratified by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Ratification of independent registered public accounting firm	299,683,953	3,665,329	545,354	N/A

A Company proposal requesting that stockholders approve a non-binding resolution approving the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission under “Compensation Discussion & Analysis,” the Summary Compensation Table, the related compensation tables and the related narrative disclosures, in the March 23, 2018 proxy statement, passed with the following vote.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Advisory vote to approve executive compensation	256,339,869	12,051,897	1,175,213	34,327,657

The stockholder proposal to change the ownership threshold to call special stockholder meetings was defeated by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Change the ownership threshold to call special stockholder meetings	101,235,253	165,917,390	2,414,336	34,327,657

The stockholder proposal to set Company-wide greenhouse gas emissions targets was defeated by the vote set forth in the table below.

	FOR	AGAINST	ABSTAIN	Broker Non-Votes
Set Company-wide greenhouse gas emissions targets	65,552,115	201,142,911	2,871,953	34,327,657

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ILLINOIS TOOL WORKS INC.

Dated: May 10, 2018	By: /s/ Norman D. Finch Jr.
Norman D. Finch Jr.
Senior Vice President, General Counsel and Secretary